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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2007

                            TWIN LAKES DELAWARE, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                     000-50085                   88-0462760
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     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
      incorporation)



      47 School Avenue, Chatham, New Jersey                      07928
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     (Address Of Principal Executive Office)                  (Zip Code)

        Registrant's telephone number, including area code (973) 635-4047
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Effective January 22, 2007, Twin Lakes Delaware, Inc. (the "Company") dismissed Lazar Levine & Felix LLP ("Lazar") from serving as the Company's independent accountants and engaged Sherb & Co., LLP ("Sherb") to fill that role. The Company's Board of Directors unanimously approved the change in audit firms and made the final decision to engage Sherb.


        The reports of Lazar on the financial statements of the Company for the years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. However, the audit report on the financial statements for the year ended December 31, 2005 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. In connection with its audits of the years ended December 31, 2004 and 2005 and reviews of the Company's financial statements for the periods through January 22, 2007 (the date of dismissal) there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, would have caused them to make reference thereto in their report on the financial statements for such years.

        The Company has furnished to Lazar the statements made in this Item
4.01. Attached as Exhibit 16.1 to this Form 8-K/A is Lazar's letter to the United States Securities and Exchange Commission, dated January 25, 2007 regarding these statements.

        During the years ended December 31, 2004 and 2005 and the periods through January 22, 2007 (the date of dismissal of Lazar), the Company has not consulted with Sherb on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that Sherb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B, or a reportable event described in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits



        EXHIBIT
          NO.                               DESCRIPTION
        -------                             -----------
         16.1 Letter, dated January 25, 2007 from Lazar Levine & Felix LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Twin Lakes Delaware, Inc.


Dated:   January 25, 2007               By:  /s/ Arnold P. Kling
                                           -------------------------------------
                                            Arnold P. Kling, President



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